VANGUARD(R)CONVERTIBLE SECURITIES FUND

ANNUAL REPORT * NOVEMBER 30, 2001






[THE VANGUARD GROUP LOGO]

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.
     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.
     The actions we recommend are quite simple.
     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.
     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.
     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.
     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                                    1

Report from the Adviser                                     6

Fund Profile                                                9

Glossary of Investment Terms                               10

Performance Summary                                        12

Your Fund's After-Tax Returns                              13

Financial Statements                                       14

Advantages of Vanguard.com                                 23

SUMMARY

* Vanguard Convertible Securities Fund posted a total return of 4.0% during the fiscal year ended November 30, 2001, while its comparative measures declined.
* Your fund's value-oriented approach, together with good security selection and smaller exposure to the troubled telecommunications sector, helped it to outperform.
* Convertible securities outpaced common stocks during the 12 months, but lagged traditional bonds.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN                                                [PHOTO]
                                                                 JOHN J. BRENNAN

Dear Shareholder,
The 12 months ended November 30, 2001, were marked by continuing turmoil in the financial markets, the end of a ten-year U.S. economic boom, and, of course, the September 11 tragedy, with its still-unfolding aftermath. In this volatile environment, vanguard(R) convertible securities fund generated a fiscal-year return of 4.0%. This result, a solid one on its own, was excellent in comparative terms: Both our average competitor and the fund's benchmark index posted declines. Your fund's return was also an impressive 15 percentage points higher than that of the overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index.
     The table below compares our total return (capital change plus reinvested dividends) with those of the average convertible securities fund and the unmanaged Credit Suisse First Boston Convertible Securities Index.

-------------------------------------------------
2001 TOTAL RETURNS              FISCAL YEAR ENDED
                                      NOVEMBER 30
-------------------------------------------------
VANGUARD CONVERTIBLE SECURITIES FUND         4.0%
Average Convertible Securities Fund*        -4.8
CS First Boston Convertibles Index          -3.6
-------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's return is based on a decrease in net asset value from $12.68 per share on November 30, 2000, to $12.12 per share on November 30, 2001, and is adjusted for dividends totaling $0.54 per share from net investment income and a distribution of $0.51 per share from net realized capital gains.
     If you own Vanguard Convertible Securities Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 13.


FINANCIAL MARKETS IN REVIEW
The fiscal year was a study in contrasts in the securities markets: Stocks turned in poor results and bonds posted terrific returns. Most visibly, the Wilshire 5000 Total Market Index, a measure of the broad U.S. stock market, returned -11.0%. The period was especially volatile, with a sharp decline during the first ten months followed by a powerful rally in October and November.
     Overall, however, bad news predominated. Economic recession and the deadly terrorist attacks on the United States depressed corporate profits and deflated stock market valuations. The shrinkage in earnings was the more powerful factor in the market's decline. As shown by the chart on the next page, even while stock prices were plummeting, average price/earnings ratios contracted only modestly on balance.
     In the stock market, performance conformed to clear patterns: severe weakness in large growth stocks, surprising strength in small value stocks.

Stock Prices and Earnings Decline . . .    . . But Valuations End Little Changed

S&P 500 INDEX EPS

                   PRICE         EARNINGS
MONTH ENDED        LEVEL        PER SHARE                       P/E RATIO
11/30/2000       1314.95            57.93                         22.7
12/31/2000       1320.28            59.21                         22.3
 1/31/2001       1366.01            59.13                         23.1
 2/28/2001       1239.94            58.49                         21.2
 3/31/2001       1160.33            57.44                         20.2
 4/30/2001       1249.46            55.29                         22.6
 5/31/2001       1255.82             54.6                           23
 6/30/2001       1224.42            52.78                         23.2
 7/31/2001       1211.23            55.56                         21.8
 8/31/2001       1133.58             54.5                         20.8
 9/30/2001       1040.94            53.93                         19.3
10/31/2001       1059.78             51.2                         20.7
11/30/2001       1139.45            49.76                         22.9


THE MARKET SANK, BUT PRICE/EARNINGS (P/E) RATIOS ENDED THE FISCAL YEAR CLOSE TO WHERE THEY STARTED.
--------------------------------------------------------------------------------
Sources: Standard & Poor's Corporation and The Vanguard Group.


The rest of the market followed a less extreme version of the same script: Value bested growth, and smaller stocks outperformed larger ones.
     That said, the conditions that proved so tough on stocks--economic weakness, shrinking profits, and heightened aversion to risk--made for stellar returns on bonds. In an effort to revive the flagging economy, the Federal Reserve Board trimmed short-term interest rates ten times during the year, bringing the target federal funds rate to 2.0%, its lowest level in 40 years. (The Fed cut rates yet again, by a quarter-point, shortly after our fiscal period ended.)
     The yields on intermediate- and long-term bonds followed short-term rates downward, and bond prices rose. (Bond prices move in the opposite direction from interest rates.) For the fiscal year, the Lehman Brothers Aggregate Bond Index, a proxy for the total taxable bond market, returned 11.2%, gaining 6.8% from income and 4.4% from the rise in prices.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2001
                                              ----------------------------------
                                                   One        Three         Five
                                                  Year        Years        Years
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -12.2%         0.5%        10.1%
Russell 2000 Index (Small-caps)                   4.8          6.4          6.8
Wilshire 5000 Index (Entire market)             -11.0          0.8          9.1
MSCI EAFE Index (International)                 -19.8         -4.3          0.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      11.2%         6.6%         7.4%
Lehman 10 Year Municipal Bond Index               8.2          5.1          6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        4.5          5.0          5.1
================================================================================
CPI
Consumer Price Index                              1.9%         2.7%         2.3%
--------------------------------------------------------------------------------

     What was good news for investors in intermediate- and longer-term bonds was bad news for those investing primarily in money market funds and short-term securities such as certificates of deposit. The average yield on money market funds slipped well below 3%. By the fiscal year-end, prospective returns on these investments were running neck and neck with the rate of inflation, which meant potentially tiny "real," or inflation-adjusted, returns.
     Overseas, stock markets in general behaved much like the U.S. market. Many global markets were already weak when the powerful U.S. economy downshifted in early 2001. The contraction in demand from the world's largest importer pinched corporate earnings across the globe. At the same time, international investors--like U.S. investors--grew skeptical of the high valuations accorded some technology and telecommunications stocks during the late 1990s. It was a one-two combination that knocked down the major international indexes.

FISCAL 2001 PERFORMANCE OVERVIEW
Convertibles could not escape the volatility in the financial markets during the past 12 months. Over one-month periods, Vanguard Convertible Securities Fund's returns ranged as high as 7.7% and as low as -6.4%. Nevertheless, convertibles served their purpose for investors by providing some of the growth potential of equities along with the downside protection of bonds--and, of course, income. As one would expect, your fund's 12-month return of 4.0% came in somewhere between those of the overall bond and stock markets. And our performance was far above that of our peers.
     Several factors helped the fund to outperform its comparative measures by such a wide range--7 to 9 percentage points. One important factor was the nature of our convertible holdings. Like many convertible securities funds, your fund emphasizes issues from smaller companies--largely because they dominate the market. Despite a recent increase in issuance by large corporations, convertibles are usually a tool for younger, smaller companies, which find them less expensive than traditional bonds as a means of raising capital. As noted earlier, smaller companies' common stocks held up relatively well during the 12 months, and to a lesser degree this was true for their convertible issues too. But the relative strength overall didn't mean that every small company performed well--indeed, some experienced severe difficulties. Your fund, for the most part, was adept in avoiding these troubled issues, which cut into many competitors' returns.
     In addition, your fund placed fewer assets in the telecommunications sector than its benchmarks did, and therefore suffered less from the sector's troubles. The fund's investment adviser, Oaktree Capital Management, also judged well in selecting securities from other sectors. Another boon during the period was Oaktree's value-oriented approach, which leads it

                                                          ----------------------
                                                               YOUR FUND AVOIDED
                                                            A NUMBER OF TROUBLED
                                                                ISSUES THAT HURT
                                                           COMPETITORS' RETURNS.
                                                          ----------------------
to sell holdings when they approach the price at which they can or must be converted to common stocks.
     Details about individual securities appear in the Report from the Adviser, starting on page 6.

LONG-TERM PERFORMANCE OVERVIEW
We believe that one should always look beyond a single fiscal year to gauge a fund's long-term success. The table below compares your fund's annualized return over the past decade with those of its comparative measures. The table also shows the results of hypothetical $10,000 initial investments in each.
     As you can see, over the long term your fund has outperformed its average peer. At the same time, however, we have lagged our benchmark index by half a percentage point. That margin of difference is about the same as your fund's expense ratio (annual expenses as a percentage of average net asset value). Keep in mind that indexes are theoretical constructs that do not incur any of the real-world operating or transaction costs that mutual funds must bear.

-----------------------------------------------------------------------
TOTAL RETURNS                                           TEN YEARS ENDED
                                                      NOVEMBER 30, 2001
                                          -----------------------------
                                         AVERAGE         FINAL VALUE OF
                                          ANNUAL              A $10,000
                                          RETURN     INITIAL INVESTMENT
-----------------------------------------------------------------------
VANGUARD CONVERTIBLE
 SECURITIES FUND                           11.0%                $28,340
Average Convertible
 Securities Fund                           10.4                  26,953
CS First Boston
 Convertibles Index                        11.5                  29,830
-----------------------------------------------------------------------


     Your fund's portfolio has generally been more diversified than those of many competitors. This strategy has contributed to our strong performance relative to peers, and it has been abetted by the adviser's disciplined approach and, notably, by the Vanguard cost advantage. Your fund's expense ratio of 0.71% is about one-half of the 1.46% charged by the average competitor. Over time, such a margin can make a large impact. Our competitors would have to generate, on average, a gross return about three quarters of a percentage point higher than ours--year in and year out--to match our net returns. That cost difference is even more crucial in an environment of low returns.
     We are pleased to point out that Oaktree Capital Management recently marked its fifth anniversary as investment adviser for Vanguard Convertible Securities Fund. During its tenure, Oaktree has served investors well, earning an average annual return of 9.4% that topped the results for the average peer (8.2%) and the unmanaged index (8.8%). We thank Oaktree for its hard work and dedication to our shareholders.
     In our last annual report, we said we would be surprised if the coming decade produced returns as high as those seen during the 1990s for stocks and convertibles. So far we have no reason to change our minds. Of course, we can offer no predictions of how convertibles, and securities in general, will fare in the coming years. Convertibles have done very well over the past decade, but wise investors know that the past is no predictor of future performance. In addition, we should note that convertible securities are growing increasingly complex, with some taking on more of the characteristics of common stocks and others retaining similarities to traditional bonds.
     Nonetheless, we believe that the unique qualities of these securities can make them a valuable ingredient in a diversified portfolio. For those who are looking for low-cost exposure to the benefits of convertibles, Vanguard Convertible Securities Fund can play a useful role.

IN SUMMARY
As the past fiscal year has reminded us, volatility and unpredictability are inescapable in the financial markets. There will always be peaks and troughs, and, unfortunately, they can only be timed in hindsight. For this reason, we believe the best course of action is to hold a portfolio diversified across market segments and asset classes in proportions appropriate for each investor's goals, time horizon, and risk tolerance. Implementing--and maintaining--that investment plan can help you to stay on track toward your long-term financial goals, and to sleep soundly at night, too. Thank you for your loyalty and trust. We look forward to reporting to you six months hence.


Sincerely,

/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer
December 12, 2001

REPORT FROM THE ADVISER
In a very difficult and highly volatile investing environment, the performance of vanguard convertible securities fund was relatively rewarding during the 12 months ended November 30. The fund earned a total return of 4.0% during its 2001 fiscal year, far outdistancing the results of its primary benchmark, the CS First Boston Convertible Securities Index, and the average convertible securities mutual fund. As in earlier periods of severe market turbulence, investors were served by the fund's emphasis on convertible securities that balance downside protection with meaningful participation in the appreciation of the underlying common stocks.

THE INVESTMENT ENVIRONMENT
The investment environment remained uncertain during the 12 months, as unrelenting deterioration in economic fundamentals drove both the stock market and the below-investment-grade bond market substantially lower. Despite widespread negativity and weakness across nearly all industry groups, convertible securities responded relatively well.
     An important factor was the expansion of conversion premiums-- the amount by which the price of a convertible exceeds the value of the shares of common stock into which a convertible can be converted. The wider premiums provided significant buoyancy when the equities underlying the convertible securities faltered. This allowed most convertibles to offer substantial protection during a very serious market decline. Conversion premiums also held up very well among the few securities whose prices rose during the period, permitting the fund to benefit from their appreciation.
     Despite the difficult environment, U.S. convertible issuance remained extremely robust. In fact, issuance for 2001 reached a record level even before our fiscal period ended. Through November, total issuance for the year was more than $90 billion-- significantly above the $62 billion total for all of 2000.
Many of these new issues have come from large, creditworthy companies, and--fortunately for investors--the new convertibles represent a diverse group of issuers. We expect this high level of primary market activity to continue over the near term as many firms seek to strengthen or rebalance their capital structures.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.
--------------------------------------------------------------------------------

THE FUND'S SUCCESSES
Although positive contributors were few during the fiscal year, there were some solid performers in our portfolio. The fund's health care holdings continued to provide solid returns, with Express Scripts and COR Therapeutics performing relatively well. Technology issues also had reasonable success, as holdings in Network Associates and LSI Logic rebounded smartly late in the period. In addition, the fund benefited from its defense-related holdings. Northrop Grumman and L-3 Communications responded very positively to the expected increase in U.S. defense spending. On a final positive note, the fund completely avoided exposure to the debacle at Enron, which has two convertibles outstanding.

THE FUND'S SHORTFALLS
Given the market's overall weakness, many sectors detracted from our performance. Energy and utility convertibles, in general, were slashed during the period, as the weakening economy and declining oil prices took a heavy toll. These sectors, which had performed well early in the fiscal year, saw all of their gains disappear a few months later. Our weakest investments here were Weatherford International and Pride International. Some previously strong performers in the energy field--Calpine, AES, and Mirant--also declined.

OUR POSITION
The fund remains well diversified, with more than 70 issues from approximately 60 names representing a wide variety of industries. Our largest sector weighting is in the health care group, which includes hospital management companies, drug developers, generic drug manufacturers, biotech firms, and laboratory services concerns. In this weak economic environment, we are staying focused on credit quality and are favoring higher-rated securities with intermediate-term maturities and solid financial underpinnings.
     We are very optimistic about the health of the convertible market. In our view, there are many interesting investment opportunities available in the secondary market, as well as in the robust new-issue market. Given the increasing acceptance of convertibles by issuers and investors alike, we believe the convertible market will remain quite healthy and will continue to expand.

Larry Keele, Portfolio Manager
Oaktree Capital Management, LLC



December 14, 2001


(Portfolio Changes table is on the next page.)

--------------------------------------------------------------------------------
Portfolio Changes                            Fiscal Year Ended November 30, 2001

                               Comments
--------------------------------------------------------------------------------
NEW HOLDINGS
Symantec                       Software security provider with attractive
   3.00%, due 11/1/2006        growth prospects; 5-year maturity convertible
                               provides strong downside protection.
--------------------------------------------------------------------------------
Sepracor                       Innovative pharmaceutical company; attractive
   7.00%, due 12/15/2005       convertible with high yield and short maturity.
--------------------------------------------------------------------------------
Performance Food Group         Fast-growing food distribution company;
   5.50%, due 10/16/2008       attractively priced balanced convertible.
================================================================================
ELIMINATED
Lowe's                         Rally in housing-related issues lifted
   0.00%, due 2/16/2021        convertible bonds to our target price.
--------------------------------------------------------------------------------
Corning                        Stock appreciation lifted convertible bonds
   3.50%, due 11/1/2008        to our near-term price target.
--------------------------------------------------------------------------------
Network Associates             Stock appreciation lifted convertible bonds
   5.25%, due 8/15/2006        to our price target.
--------------------------------------------------------------------------------


                                                                     SEE PAGE 14
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                fund's holdings.
8

FUND PROFILE                                             AS OF NOVEMBER 30, 2001
   FOR CONVERTIBLE SECURITIES FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged broad market index. Key terms are defined on pages 10-11.

----------------------------------------
FINANCIAL ATTRIBUTES

Number of Securities                  74
Yield                                4.1%
Conversion Premium                  31.7%
Average Weighted Maturity       5.1 years
Average Coupon                       4.6%
Average Quality                         B
Average Duration                3.8 years
Foreign Holdings                     5.4%
Turnover Rate                        156%
Expense Ratio                       0.71%
Cash Investments                     8.8%
----------------------------------------

----------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% OF BONDS)

Aaa/AAA                              0.0%
Aa/AA                                0.0
A/A                                  0.0
Baa/BBB                              17.7
Ba/BB                                22.8
B/B                                  31.4
Below B/B                            15.4
Not Rated                            12.7
----------------------------------------
Total                              100.0%
----------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Service Corp. International             4.3%
        (diversified services)

Sepracor, Inc.                          4.2
        (pharmaceuticals)

Charter Communications, Inc.            3.8
        (telecommunications)

Titan Capital Trust                     3.4
        (telecommunications)

Nortel Networks Corp.                   3.0
        (telecommunications)

ICN Pharmaceuticals, Inc.               2.8
        (pharmaceuticals)

EchoStar Communications Corp.           2.7
        (telecommunications)

Union Pacific Capital Trust             2.6
        (railroad)

L-3 Communications Holdings, Inc.       2.5
        (electronics)

Universal Health Services, Inc.         2.4
        (health products & services)
--------------------------------------------
Top Ten                                31.7%


-------------------------------------------
Volatility Measures

                                   Wilshire
                           Fund        5000
-------------------------------------------
R-Squared                  0.68        1.00
Beta                       0.80        1.00
-------------------------------------------



-------------------------------------------
Distribution by Maturity
        (% of bonds)

-------------------------------------------
Under 1 Year                            0.0%
1-5 Years                              45.9
5-10 Years                             54.1
10-20 Years                             0.0
20-30 Years                             0.0
Over 30 Years                           0.0
-------------------------------------------
Total                                 100.0%
-------------------------------------------


                                                                      [COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
(Sector Diversification table is on the next page.)            FUND INFORMATION.

-------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Auto & Transportation                   4.8%
Consumer Discretionary                 12.9
Consumer Staples                        2.1
Financial Services                      6.2
Health Care                            25.2
Integrated Oils                         0.0
Other Energy                            2.9
Materials & Processing                  1.8
Producer Durables                       8.0
Technology                             22.4
Utilities                              13.7
-------------------------------------------


GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average weighted maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.
--------------------------------------------------------------------------------
CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 / $25 = 20%).
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's net assets represented by securities of companies based outside the United States.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      AS OF NOVEMBER 30, 2001
  FOR CONVERTIBLE SECURITIES FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1991-NOVEMBER 30, 2001

                             AVERAGE      CS FIRST
             CONVERTIBLE   CONVERTIBLE     BOSTON
             SECURITIES    SECURITIES    CONVERTIBLE
QUARTER         FUND          FUND         INDEX
--------------------------------------------------------------------------------
199111         10000         10000         10000
199202         11477         11030         11164
199205         11416         11058         11413
199208         11557         11160         11570
199211         12601         11849         12172
199302         12828         12316         12874
199305         13504         12951         13584
199308         13880         13531         14234
199311         14348         13761         14512
199402         14638         14153         14933
199405         13715         13492         14094
199408         14212         13889         14610
199411         13724         13455         13950
199502         13913         13778         14496
199505         14658         14633         15666
199508         15779         15496         16989
199511         16071         16039         17294
199602         16452         16820         18252
199605         17603         17518         19254
199608         17396         17255         18737
199611         18462         18586         19948
199702         18896         19122         20320
199705         19457         19816         21031
199708         20956         21203         22845
199711         21196         21629         23018
199802         22676         22819         24174
199805         22870         23196         24542
199808         19193         20152         21149
199811         20737         22042         23330
199902         21236         22816         24580
199905         22932         24405         26415
199908         23686         24837         27271
199911         25890         27301         30460
200002         31899         32748         38189
200005         29004         30277         33640
200008         33005         33142         37416
200011         27255         28303         30930
200102         28684         29025         31622
200105         29335         29154         32195
200108         27983         26607         30171
200111         28340         26953         29830


                                      AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED NOVEMBER 30, 2001
                                    -------------------------------  FINAL VALUE
                                       ONE         FIVE       TEN   OF A $10,000
                                      YEAR        YEARS     YEARS     INVESTMENT
--------------------------------------------------------------------------------
Convertible Securities Fund           3.98%       8.95%     10.98%       $28,340
Average Convertible Securities Fund* -4.77        7.72      10.42         26,953
CS First Boston Convertibles Index   -3.56        8.38      11.55         29,830
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Total Investment Returns (%) November 30, 1991-November 30, 2001

            CONVERTIBLE     CS FIRST
            SECURITIES    BOSTON CONVERTIBLE
YEAR           FUND          INDEX
1992            26          21.7
1993          13.9          19.2
1994          -4.4          -3.9
1995          17.1            24
1996          14.9          15.3
1997          14.8          15.4
1998          -2.2           1.4
1999          24.8          30.6
2000           5.3           1.5
2001             4          -3.6


================================================================================
Average Annual Total Returns for periods ended September 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.


                                                                                       TEN YEARS
                                                              ONE      FIVE   ----------------------------
                                         INCEPTION DATE      YEAR     YEARS      CAPITAL   INCOME    TOTAL
----------------------------------------------------------------------------------------------------------
Convertible Securities Fund                   6/17/1986   -18.67%     7.36%        5.30%    4.71%   10.01%
----------------------------------------------------------------------------------------------------------



*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered.
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED NOVEMBER 30, 2001
                                        ONE YEAR        FIVE YEARS     TEN YEARS
                                        ----------------------------------------
CONVERTIBLE SECURITIES FUND
Returns Before Taxes                      3.98%            8.95%         10.98%
Returns After Taxes on Distributions       0.91            5.02           7.71
Returns After Taxes on Distributions
        and Sale of Fund Shares            2.66            5.26           7.45
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
NOVEMBER 30, 2001

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------
                                                             FACE         MARKET
                                                           AMOUNT         VALUE*
CONVERTIBLE SECURITIES FUND                                 (000)          (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (73.9%)
--------------------------------------------------------------------------------
Auto & Transportation (1.8%)
Magna International Inc.
4.875%, 2/15/2005                                           5,280          5,412

CONSUMER DISCRETIONARY (11.7%)
Barnes & Noble, Inc.
5.25%, 3/15/2009                                            1,570          1,855
EchoStar Communications Corp.
4.875%, 1/1/2007                                            6,260          5,485
(1) 5.75%, 5/15/2008                                        3,005          2,682
The Interpublic Group of Cos., Inc.
1.80%, 9/16/2004                                              755            713
Lamar Advertising Co.
5.25%, 9/15/2006                                            1,000          1,033
Office Depot Inc.
0.00%, 12/11/2007                                           4,660          3,658
J.C. Penney & Co., Inc.
(1) 5.00%, 10/15/2008                                       3,290          3,557
Service Corp. International
6.75%, 6/22/2008                                           11,470         12,818
Waste Connections, Inc.
(1) 5.50%, 4/15/2006                                        3,255          3,422
                                                                          ------
                                                                          35,223
                                                                          ------
CONSUMER STAPLES (2.0%)
Performance Food Group Co.
5.50%, 10/16/2008                                           2,165          2,712
Rite-Aid Corp.
(1) 4.75%, 12/1/2006                                        3,300          3,153
                                                                           -----
                                                                           5,865
                                                                           -----
FINANCIAL SERVICES (2.9%)
Affiliated Computer Services, Inc.
(1) 3.50%, 2/15/2006                                        2,655          3,378
3.50%, 2/15/2006                                              780            993
Bisys Group, Inc.
4.00%, 3/15/2006                                              855            959
National Data Corp.
5.00%, 11/1/2003                                            3,035          3,242
                                                                           -----
                                                                           8,572
                                                                           -----
HEALTH CARE (23.0%)
Community Health Systems, Inc.
4.25%, 10/15/2008                                           4,100          4,088
COR Therapeutics, Inc.
(1) 4.50%, 6/15/2006                                        3,365          2,805
5.00%, 3/1/2007                                             1,420          1,202
Human Genome Sciences, Inc.
5.00%, 2/1/2007                                             4,730          4,899
ICN Pharmaceuticals, Inc.
(1) 6.50%, 7/15/2008                                        7,845          8,502
Imclone Systems, Inc.
(1) 5.50%, 3/1/2005                                         1,605          2,311
5.50%, 3/1/2005                                             2,450          3,528
Invitrogen Corp.
5.50%, 3/1/2007                                             2,790          3,064
IVAX. Corp.
5.50%, 5/15/2007                                            5,655          5,754
Protein Design Labs Inc.
5.50%, 2/15/2007                                            2,550          3,111

--------------------------------------------------------------------------------
                                                             FACE         MARKET
                                                           AMOUNT         VALUE*
                                                            (000)          (000)
--------------------------------------------------------------------------------
PROVINCE HEALTHCARE CO.
(1)   4.25%, 10/10/2008                                     1,650          1,555
(1)   4.50%, 11/20/2005                                     1,415          1,413
      4.50%, 11/20/2005                                     1,765          1,763
Sepracor, Inc.
5.00%, 2/15/2007                                            2,000          1,595
7.00%, 12/15/2005                                          10,980         10,871
Total Renal Care Holdings
5.625%, 7/15/2006                                           5,150          5,382
Universal Health Services, Inc.
(1) 0.426%, 6/23/2020                                      10,885          6,232
0.426%, 6/23/2020                                           1,630            933
                                                                          ------
                                                                          69,008
                                                                          ------
OTHER ENERGY (2.7%)
Devon Energy Corp.
4.95%, 8/15/2008                                            5,660          5,589
Hanover Compressor Co.
4.75%, 3/15/2008                                            2,550          2,409
                                                                           -----
                                                                           7,998
                                                                           -----
PRODUCER DURABLES (4.6%)
Briggs & Stratton Corp.
(1) 5.00%, 5/15/2006 1,965 2,002
Kulicke & Soffa Industries, Inc.
      4.75%, 12/15/2006                                       350            317
(1)   5.25%, 8/15/2006                                      1,065          1,118
      5.25%, 8/15/2006                                      2,115          2,221
LTX Corp.
(1) 4.25%, 8/15/2006                                          900            907
L-3 Communications Holdings, Inc.
(1) 5.25%, 6/1/2009                                         5,915          7,364
                                                                         -------
                                                                          13,929
                                                                         -------
TECHNOLOGY (17.0%)
ASM Lithography Holding NV
(1) 5.75%, 10/15/2006                                       1,420          1,680
Extreme Networks, Inc.
(1) 3.50%, 12/1/2006                                        2,860          2,917
Fairchild Semiconductor Corp.
(1) 5.00%, 11/1/2008                                        4,135          4,559
HNC Software, Inc.
(1) 5.25%, 9/1/2008                                         2,950          3,005
International Rectifier Corp.
(1) 4.25%, 7/15/2007                                          110             90
4.25%, 7/15/2007                                            3,395          2,767
LSI Logic Corp.
(1) 4.00%, 11/1/2006                                        2,795          2,634
4.25%, 3/15/2004                                            3,460          4,139
Nortel Networks Corp.
(1) 4.25%, 9/1/2008                                         8,860          8,926
Riverstone Networks, Inc.
(1) 3.75%, 12/1/2006                                        2,260          2,483
Sanmina Corp.
4.25%, 5/1/2004                                             4,190          4,793
Semtech Corp.
(1) 4.50%, 2/1/2007                                         1,285          1,454
4.50%, 2/1/2007                                             4,550          5,147
Symantec Corp.
(1) 3.00%, 11/1/2006                                        4,065          4,840
Veritas Software
1.856%, 8/13/2006                                           1,250          1,500
                                                                          ------
                                                                          50,934
                                                                          ------

UTILITIES (8.2%)
AES Corp.
4.50%, 8/15/2005                                            2,045          1,881
Charter Communications, Inc.
(1) 5.75%, 10/15/2005                                       4,235          4,227
5.75%, 10/15/2005                                           7,065          7,052
Mediacom Communications Corp.
5.25%, 7/1/2006                                             4,185          4,436
Nextel Communications, Inc.
4.75%, 7/1/2007                                             9,300          7,126
                                                                          ------
                                                                          24,722
                                                                          ------

--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
        (Cost $207,906)                                                  221,663
--------------------------------------------------------------------------------
                                                           Shares
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (17.3%)
--------------------------------------------------------------------------------
AUTO & Transportation (2.6%)
Union Pacific Capital Trust
6.25% Cvt. Pfd.                                           161,900          7,700


FINANCIAL SERVICES (2.7%)
* Indymac Capital Trust I
6.00% Cvt. Pfd.                                            20,500            971

WASHINGTON MUTUAL CAPITAL TRUST I
(1) 5.375% Cvt. Pfd.                                      148,300          7,044
5.375% Cvt. Pfd.                                            5,300            252
                                                                           -----
                                                                           8,267
                                                                           -----

MATERIALS & Processing (1.7%)
Sealed Air Corp.
$2.00 Cvt. Pfd.                                           110,000          5,032


PRODUCER DURABLES (2.6%)
Northrop Grumman Corp.
7.00% Cvt. Pfd.                                           33,100           3,922
* Xerox Corp.
(1) 7.50% Cvt. Pfd.                                        67,100          3,978
                                                                           -----
                                                                           7,900
                                                                           -----

TECHNOLOGY (3.4%)
Titan Capital Trust
(1) 5.75% Cvt. Pfd.                                       211,900          8,383
5.75% Cvt. Pfd.                                            47,300          1,871
                                                                          ------
                                                                          10,254
                                                                          ------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CONVERTIBLE SECURITIES FUND                                SHARES          (000)
--------------------------------------------------------------------------------
UTILITIES (4.3%)
Calpine Capital Trust II
5.50% Cvt. Pfd.                                            59,600          3,159
Dominion Resources, Inc.
9.50% Cvt. Pfd.                                            82,400          4,683
Mirant Trust I
6.25% Cvt. Pfd.                                            88,400          4,985
                                                                         -------
                                                                          12,827
                                                                         -------

--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $52,831)                         51,980
--------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.1%)
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   2.13%, 12/3/2001--Note F                               $ 6,741          6,741
   2.14%, 12/3/2001                                        26,669         26,669
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
        (Cost $33,410)                                                    33,410
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.3%)
        (Cost $294,147)                                                  307,053
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.3%)
Other Assets--Note C 7,742
Liabilities--Note F (14,610)
                                                                         -------
                                                                         (6,868)
                                                                         -------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 24,757,739 outstanding
$.001 par value shares of beneficial interest
(unlimited authorization)                                               $300,185
================================================================================
NET ASSET VALUE PER SHARE $12.12
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security. New issue that has not paid a dividend as of November 30, 2001.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, the aggregate value of these securities was $106,621,000 representing 35.5% of net assets.



--------------------------------------------------------------------------------
                                                           AMOUNT            PER
                                                            (000)          SHARE
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                          $330,496         $13.35
Undistributed Net
 Investment Income--Note D                                  2,346            .09
Accumulated Net Realized
 Losses--Note D                                          (45,563)         (1.84)
Unrealized Appreciation--Note E                            12,906            .52
--------------------------------------------------------------------------------
NET ASSETS                                               $300,185         $12.12
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                     CONVERTIBLE SECURITIES FUND
                                                    YEAR ENDED NOVEMBER 30, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                                3,836
  Interest                                                                11,874
  Security Lending                                                           128
--------------------------------------------------------------------------------
        Total Income                                                      15,838
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                                1,273
  Performance Adjustment                                                      21
The Vanguard Group--Note C
  Management and Administrative                                              897
  Marketing and Distribution                                                  43
Custodian Fees                                                                17
Auditing Fees                                                                 12
Shareholders' Reports                                                         25
--------------------------------------------------------------------------------
        Total Expenses                                                     2,288
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     13,550
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (45,463)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES 43,437
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 11,524
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


--------------------------------------------------------------------------------
                                                     CONVERTIBLE SECURITIES FUND
                                                         YEAR ENDED NOVEMBER 30,
                                                     ---------------------------
                                                                  2001      2000
                                                                 (000)     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                       $ 13,550  $ 12,619
  Realized Net Gain (Loss)                                     (45,463)   19,964
  Change in Unrealized Appreciation (Depreciation)              43,437  (43,816)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
        Resulting from Operations                               11,524  (11,233)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                       (13,913)  (11,273)
  Realized Capital Gain                                       (12,982)   (9,590)
--------------------------------------------------------------------------------
   Total Distributions                                        (26,895)  (20,863)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                        69,354   241,127
  Issued in Lieu of Cash Distributions                          23,996    18,490
  Redeemed                                                   (101,252)  (83,695)
--------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share Transactions     (7,902)   175,922
--------------------------------------------------------------------------------
  Total Increase (Decrease)                                   (23,273)   143,826
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                          323,458   179,632
--------------------------------------------------------------------------------
  End of Period                                               $300,185  $323,458
================================================================================
1Shares Issued (Redeemed)
  Issued                                                         5,508    16,351
  Issued in Lieu of Cash Distributions                           1,959     1,342
  Redeemed                                                     (8,221)   (5,811)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding                 (754)    11,882
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.



-------------------------------------------------------------------------------------------------------------------
                                                                                CONVERTIBLE SECURITIES FUND
                                                                                   YEAR ENDED NOVEMBER 30,
                                                                        -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            2001     2000     1999     1998      1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $12.68   $13.18   $11.10   $13.01    $13.07
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .53      .56      .52      .52       .53
  Net Realized and Unrealized Gain (Loss) on Investments                 (.04)      .19     2.13    (.77)      1.17
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                        .49      .75     2.65    (.25)      1.70
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                   (.54)    (.55)    (.57)    (.54)     (.47)
  Distributions from Realized Capital Gains                              (.51)    (.70)       --   (1.12)    (1.29)
   Total Distributions                                                  (1.05)   (1.25)    (.57)   (1.66)    (1.76)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $12.12   $12.68   $13.18   $11.10    $13.01
===================================================================================================================
TOTAL RETURN                                                             3.98%    5.27%   24.85%   -2.16%    14.81%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                    $300     $323     $180     $172      $189
  Ratio of Total Expenses to Average Net Assets                          0.71%    0.56%    0.55%    0.73%     0.67%
  Ratio of Net Investment Income to Average Net Assets                   4.21%    4.19%    4.30%    4.36%     4.29%
  Portfolio Turnover Rate                                                 156%     182%     162%     186%      182%
===================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Credit Suisse First Boston Convertible Securities Index. For the year ended November 30, 2001, the advisory fee represented an effective annual basic rate of 0.40% of the fund's average net assets before an increase of $21,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2001, the fund had contributed capital of $56,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.06% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended November 30, 2001, the fund purchased $475,403,000 of investment securities and sold $513,206,000 of investment securities, other than temporary cash investments.
     At November 30, 2001, the fund had available a capital loss carryforward of $45,572,000 to offset future net capital gains through November 30, 2009.
     Certain of the fund's convertible preferred stock investments are treated as debt securities for tax purposes. During the year ended November 30, 2001, the fund realized gains of $87,000 from the sale of these securities which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At November 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $12,906,000, consisting of unrealized gains of $19,275,000 on securities that had risen in value since their purchase and $6,369,000 in unrealized losses on securities that had fallen in value since their purchase.

     F. The market value of securities on loan to broker/dealers at November 30, 2001, was $6,479,000, for which the fund held cash collateral of $6,741,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Convertible Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the "Fund") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 7, 2002

--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
        (UNAUDITED) FOR VANGUARD CONVERTIBLE SECURITIES FUND

This information for the fiscal year ended November 30, 2001, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $4,836,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 4.6% of investment income (dividend income plus short- term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

ADVANTAGES OF VANGUARD.COM(TM)

                                                                      [COMPUTER]

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the benefits of using VANGUARD.COM. On our website, you can:
*    Choose to receive all fund reports, as well as prospectuses, online.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.


YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey, New York, Ohio,
  Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director-; Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD  MANAGING DIRECTORS
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                             JOHN C. BOGLE FOUNDER;
                    Chairman and Chief Executive, 1974-1996.

[SHIP]
[THE VANGUARD GROUP]
Post Office Box 2600
Valley Forge, PA 19482-2600


ABOUT OUR COVER

Our cover photograph was taken by
Michael Kahn in September 2000
aboard HMS Rose in New York's
Long Island Sound. Mr. Kahn is
a renowned photographer--and
accomplished sailor--whose work
often focuses on seascapes and
nautical images. The photograph
is copyrighted by Mr. Kahn.

All comparative mutual fund data are
from Lipper Inc. or Morningstar, Inc.,
unless otherwise noted.

Standard & Poor's(R),
S&P(R), S&P 500(R), Standard & Poor's 500,
500, S&P MidCap400, and S&P
SmallCap 600 are trademarks of
The McGraw-Hill Companies, Inc.
All other index names may contain
trademarks and are the exclusive
property of their respective owners.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

This report is intended for the
fund's shareholders. It may not be
distributed to prospective investors
unless it is preceded or accompanied
by the current fund prospectus.

(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q820 012002